UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) May 2, 2006
CRAWFORD & COMPANY

(Exact Name of Registrant as Specified in Its Charter)
Georgia

(State or Other Jurisdiction of Incorporation)

1-10356	58-0506554

(Commission File Number)	(IRS Employer Identification No.)

5620 Glenridge Drive, N.E., Atlanta, Georgia	30342

(Address of Principal Executive Offices)	(Zip Code)
(404) 256-0830

(Registrant’s Telephone Number, Including Area Code)
N/A

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
     On May 3, 2006, Crawford & Company (the “Company”) issued a press release announcing the resignation of John F. Giblin, Chief Financial Officer on May 2, 2006, and the appointment of W. Bruce Swain, Jr. as interim Chief Financial Officer, each effective May 2, 2006. Mr. Swain, 42, has served as the Company’s Senior Vice President — Controller since January 1, 2000. From March 1, 1997 to that date he was Assistant Vice President and Assistant Controller. Prior to March 1, 1997 and from June 1993 he served in various management capacities with the Company’s Finance Division. A copy of the press release is attached as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.
     (c)       Exhibits
     The following exhibit is filed herewith:

Exhibit Number	Description
99.1	Press release dated May 3, 2006

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRAWFORD & COMPANY

BY: /s/ Allen W. Nelson

Allen W. Nelson
Senior Vice President – General Counsel & Corporate Secretary
Dated: May 4, 2006